UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 North Sam Houston Parkway West, Suite 400 Houston, TX	77086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2023, Oceaneering International, Inc. (“Oceaneering”) entered into a purchase agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”), under which Oceaneering agreed to issue and sell $200,000,000 aggregate principal amount of additional 6.000% Senior Notes due 2028 (the “2028 Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The 2028 Notes will constitute an additional issuance of Oceaneering’s outstanding 6.000% Senior Notes due 2028, which Oceaneering issued on February 6, 2018 in an aggregate principal amount of $300,000,000, and will form a single series with such notes. The 2028 Notes will be issued under an Indenture, dated November 21, 2014, between Oceaneering and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee. The Offering is expected to close on October 2, 2023, subject to customary closing conditions.

Oceaneering intends to use the net proceeds from the Offering, together with cash on hand, if necessary, to fund the purchase of any and all of its 4.650% Senior Notes due 2024 (the “Tender Notes”) validly tendered and accepted for purchase in the previously announced concurrent cash tender offer (the “Tender Offer”). If the Tender Offer is not consummated or the net proceeds from the Offering exceed the total consideration payable in the Tender Offer, Oceaneering intends to use the remaining net proceeds from the Offering for general corporate purposes, which may include the repayment, redemption or repurchase of outstanding indebtedness.

Certain of the Initial Purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with Oceaneering and its affiliates, for which they have received, or may in the future receive, customary fees and commissions. For example, J.P. Morgan Securities LLC is serving as the sole dealer manager for the Tender Offer, and JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, served as joint lead arranger and joint bookrunner for Oceaneering’s senior secured revolving credit facility. Certain of the Initial Purchasers or their affiliates may own the Tender Notes and, accordingly, may receive a portion of the net proceeds from the Offering.

The Purchase Agreement contains customary representations, warranties and agreements of Oceaneering and other customary obligations of the parties and termination provisions. Under the terms of the Purchase Agreement, Oceaneering has agreed, among other things, to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Initial Purchasers may be required to make in respect of those liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The offer and sale of the 2028 Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offers of the 2028 Notes will be made in the United States only by means of a private offering memorandum pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

This Current Report on Form 8-K contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. More specifically, the forward-looking statements in this Current Report on Form 8-K include the statements concerning the expected timing of the closing of the Offering, the intended use of proceeds therefrom and other matters relating to the Offering and the Tender Offer. The forward-looking statements included in this Current Report on Form 8-K are based on Oceaneering’s current expectations and are subject to certain risks, assumptions, trends, and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. For a more complete discussion of these risk factors, please see Oceaneering’s latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements. Except to the extent required by applicable law, Oceaneering undertakes no obligation to update or revise any forward-looking statement.

Item 7.01	Regulation FD Disclosure.

On September 21, 2023, Oceaneering issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Purchase Agreement, dated September 21, 2023, between Oceaneering International, Inc. and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein.

99.1	Press release of Oceaneering International, Inc., dated September 21, 2023, announcing the pricing of the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date: September 22, 2023	By:	/S/ ALAN R. CURTIS
Alan R. Curtis
Senior Vice President and Chief Financial Officer